EXHIBIT 23.1




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated July 10, 2002, relating to the financial statements of Mass Megawatts Wind Power, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.




Pender  Newkirk  &  Company
Certified  Public  Accountants
Tampa,  Florida
February 17, 2003


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